Exhibit 10.1

UNSECURED PROMISSORY NOTE

$200,000	November 25, 2015

FOR VALUE RECEIVED, the undersigned, Vaccinogen, Inc., a Maryland corporation (“Vaccinogen”), hereby promises to pay to the order of Dolphin Offshore Partners, LP (the “Lender”), the principal sum of Two Hundred Thousand Dollars ($200,000) (the “Principal Amount”) in lawful money of the United States of America, and together with interest thereon at the rate hereinafter specified and any and all other sums which may be due and owing hereunder to the Lender, which shall be paid at the address of the Lender below, in accordance with the terms contained herein.

1.          Interest. Vaccinogen shall pay interest from the date of this Unsecured Promissory Note (this “Note”) on the Principal Amount outstanding from time to time at a rate per annum equal to nine percent (9%). The interest shall be due and payable on the Maturity Date (hereinafter defined).

2.          Calculation of Interest. Interest on the Principal Amount of this Note shall be calculated on the basis of a 360 day per year factor applied to the actual days on which there exists an unpaid principal balance due under this Note.

3.          Maturity. The entire Principal Amount and all accrued interest shall become fully due and payable on March 31, 2016 (the “Maturity Date”); provided that, at any time before the Maturity Date, the Lender may elect to convert part or all of the outstanding principal and any interest due and payable under the Promissory Note at such time into shares of Vaccinogen’s common stock, par value $0.0001 per share (the “Common Stock”), at a rate of $2.50 per share by providing written notice to Vaccinogen of such election. Upon receipt of such written notice, Vaccinogen shall issue the corresponding whole number of shares to the Lender within a commercially reasonable period of time. For the avoidance of doubt, an issuance of the Common Stock pursuant to this paragraph shall not constitute a default under this Note.

4.          Prepayment. Vaccinogen may prepay this Note, together with all then accrued interest, in whole or in part at any time, or from time to time, without penalty or additional interest. Any amounts prepaid hereunder shall be applied as provided in Section 5 below.

5.          Payments. Except as otherwise stated in Paragraph 3 hereof, all payments made hereunder shall be in lawful money of the United States of America. All payments and prepayments shall be applied first to costs of collection, next, to accrued interest, and thereafter to principal.

6.          Default and Remedies. The following shall be a default under this Note and shall entitle the Lender to all of the rights and remedies specified herein or otherwise available under applicable law or in equity: (i) any failure to make any payment due under this Note when due or upon the failure to comply with any other terms and provisions of this Note, if such failures remain uncured for a period of ten (10) business days; (ii) a petition for relief in a bankruptcy court is filed by Vaccinogen or Vaccinogen applies for, consents to or acquiesces in the appointment of a trustee, custodian or receiver for Vaccinogen or any of its assets or property or make a general assignment for the benefit of its creditors or, in the absence of such application, consent or acquiescence, a trustee, custodian or receiver is appointed for Vaccinogen or for a substantial part of its assets or property and is not discharged within thirty (30) days thereafter; (iii) any bankruptcy, reorganization, debt arrangement or other proceeding or case under any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted against Vaccinogen and if instituted against Vaccinogen is consented to or acquiesced in by Vaccinogen or remains undismissed for sixty (60) days thereafter; or (iv) Vaccinogen takes any action to authorize any of the actions described in subsection (ii) or (iii). Vaccinogen hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance and performance of this Note.

7.          Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Maryland.

8.          No Waiver. The delay or failure of the Lender to exercise its rights hereunder shall not be deemed a waiver thereof. No waiver of any rights of the Lender shall be effective unless in writing and signed by the Lender and any waiver of any right shall not apply to any other right or to such right in any subsequent event or circumstance not specifically included in such waiver.

9.          Successors and Assigns. This Note shall not be assignable by the Lender without the prior written consent of Vaccinogen. This Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. For the avoidance of doubt, the right to receive the Common Stock described in Paragraph 3 above shall not be assignable by the Lender without the prior written consent of Vaccinogen.

10.          No Senior Debt. Vaccinogen does not currently have any indebtedness for borrowed money or any obligations evidenced by notes or debentures or similar instruments (collectively, “Debt”), except (i) indebtedness owed to Organon Teknika Corporation (now Merck) in the amount of $3,000,000 (plus accrued interest calculated from October 31, 2007 based on a simple annual interest rate based on the prime lending rate in effect on the anniversary of October 31, 2007) pursuant to that certain Letter Agreement, dated October 31, 2007, among Intracel Holdings Corporation, Intracel Acquisition Holdings Company LLC, Organon Biosciences International B.V., and Organon Teknika Corp (the “Merck Debt”), (ii) indebtedness owed to Lender pursuant to that certain Unsecured Promissory Note dated August 12, 2015 issued by Vaccinogen to Lender in the principal amount of $800,000, as amended by that certain First Amendment to Promissory Note by and between the Lender and Vaccinogen dated November 17, 2015 (the “First Dolphin Promissory Note”), and (iii) indebtedness owed to Stephen W. Robinson (“Robinson”) pursuant to that certain Unsecured Promissory Note dated November 25, 2015 issued by Vaccinogen to Robinson in the principal amount of $200,000 (the “Robinson Note”). The Merck Debt is due one (1) year after the first marketing approval of OncoVax by the United States Food and Drug Administration or the European Medicines Agency, whichever is first, in annual payments of $1,000,000 (plus accrued interest) until collection of the entire outstanding amount (subject to certain acceleration provisions). From the date hereof and until the date that this Note is paid in full, Vaccinogen shall not incur, create or assume any additional Debt, except: (a) Debt existing or arising under this Note and any refinancing thereof; and (b) Debt that is subordinate to the prior payment in full of the obligations evidenced by this Note.

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11.           Waiver under First Dolphin Promissory Note. Lender hereby acknowledges that Vaccinogen is entering into (or has already entered into) the Robinson Note causing Vaccinogen to incur the Debt relating thereto and Lender hereby waives the restriction contained in paragraph 10 of the First Dolphin Promissory Note restricting Vaccinogen from incurring, creating or assuming any additional Debt (as defined therein) as such restrictions would otherwise apply to the Robinson Note.

12.          Separate Counsel. Each of the parties hereto acknowledges that (i) he/she/it has read this Note in its entirety and understands all of its terms and conditions, (ii) he/she/it has had the opportunity to consult with any individuals of their choice regarding their agreement to the provisions contained herein, including legal counsel of their choice, and any decision not to was theirs alone, and (iii) he/she/it is entering into this Note of their own free will, without coercion from any source. Each of Lender and Vaccinogen acknowledges and agrees that Venable LLP is representing Vaccinogen in connection with this Note, and does not represent Lender.

13.          Subscription Agreement. The Lender acknowledges and agrees that Vaccinogen’s obligation to issue the Common Stock pursuant to Paragraph 3 above is conditioned upon Vaccinogen and the Lender entering into a mutually agreed subscription agreement prior to such issuance, which agreement will be substantially in the form set forth in Annex A hereto.

14.          Notices. Any notices or other communication required hereunder shall be deemed properly given if delivered in person or if mailed by registered or certified mail, postage prepaid, return receipt requested to the parties at the following addresses:

if to Vaccinogen, to:

Vaccinogen, Inc.

949 Fell Street

2nd Floor

Baltimore, MD 21231

Attn: President

with a copy to:

Venable LLP

750 E. Pratt Street

Baltimore, Maryland 21202

Attn: Eric R. Smith, Esq.

if to the Lender:

Dolphin Offshore Partners, LP

PO Box 16867

Fernandina Beach, FL  32035

Attn: Peter Salas

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[Signatures on following page]

IN WITNESS WHEREOF, Vaccinogen has caused this Note to be executed on its behalf by its duly authorized officer as of the day and year first above written.

VACCINOGEN, INC.

By: ___________________________________

Name: Andrew L. Tussing

Title: Chairman and Chief Executive Officer

AGREED TO AND ACKNOWLEDGED

DOLPHIN OFFSHORE PARTNERS, LP

By: ___________________________________

Name: Peter Salas

Title: General Partner

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ANNEX A

Subscription Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Ladies and Gentlemen:

The undersigned understands that VACCINOGEN, INC., a corporation organized under the laws of Maryland (the “Company”), is offering shares of its common stock, par value $0.0001 per share in a private placement. The undersigned further understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “Accredited Investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1.          Subscription. Subject to the terms and conditions of this Subscription Agreement (this “Subscription Agreement”), on the date of the Closing referred to in Section 3 hereof, the undersigned shall purchase from the Company and the Company shall sell to the undersigned [ ] shares of common stock, par value $0.0001 per share (the “Securities”), for the aggregate purchase price of [$ ], at [$ ] per share.

2.          Acceptance of Subscription and Issuance of Securities. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of the Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3.          The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of the Company on the date the Company countersigns this Subscription Agreement, or at such other time and place as the Company may designate.

4.          Payment for Securities. Consideration for the issuance of the Securities having already been received by the Company, the Company shall deliver certificates or other appropriate evidence of the Securities to the undersigned at the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

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5.          Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that the Company is duly formed and validly existing under the laws of Maryland, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

6.          Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a)          General.

(i)          The undersigned has all requisite authority to receive the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii)          The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii)          The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells the Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(b)          Information Concerning the Company.

(i)          The undersigned has been given the opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the Securities. The undersigned has been given the opportunity to obtain material and relevant information from the Company enabling it to make an informed investment decision. All data that the undersigned has requested has been furnished to it. The undersigned is aware of and has access to the Company’s public filings with the Securities and Exchange Commission (the “Public Filings”).

(ii)          The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in this Subscription Agreement and the Public Filings. The undersigned represents that it is able to bear any loss associated with an investment in the Securities.

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(iii)          The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned’s authority to invest in the Securities.

(iv)          The undersigned is familiar with the business and financial condition and operations of the Company. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(v)          The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vi)          The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c)          Non-reliance.

(i)          The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities shall not be considered investment advice or a recommendation to purchase the Securities.

(ii)          The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

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(d)          Status of Undersigned.

(i)          The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii)          The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned acknowledges that the undersigned has completed the Investor Questionnaire contained in Appendix A (the “Questionnaire”) and that the information and representations contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof and as of the Closing. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e)          Restrictions on Transfer or Sale of Securities.

(i)          The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement and the Questionnaire. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement and the Questionnaire (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)          The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

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(iii)          The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates or book entries representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(iv)          The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

7.          Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Securities specified in Section 1 and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

8.          Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

9.          Legend. Any certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

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10.          Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11.          Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

12.          Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. Each party to this Subscription Agreement certifies and acknowledges that (a) no representatives of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action; (b) such party has considered the implications of this waiver; (c) such party makes this waiver voluntarily; and (d) such party has been induced to enter into this Subscription Agreement by, among other things, the mutual waivers and certifications in this section.

13.          Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the State of Maryland, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

14.          Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

15.          Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

16.          Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

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17.          Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Vaccinogen, Inc. 949 Fell Street Baltimore, MD 21231 Attention: Chief Executive Officer
with a copy to:	Venable LLP 750 E. Pratt Street, Suite 900 Baltimore, MD 21202 Attention: Eric R. Smith, Esq.
If to the Purchaser:	Dolphin Offshore Partners, L.P. PO Box 16867 Fernandina Beach, FL 32035

18.          Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

19.          Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, and (ii) the death, disability, or dissolution of the undersigned.

20.          Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement, which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

21.          Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ of ______________________, 2015

PURCHASER (if an individual):
By: _____________________ Name: _____________________

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to [ ] shares of common stock.

Vaccinogen, Inc.
By: _____________________ Name: Andrew L. Tussing Title: Chief Executive Officer

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APPENDIX A

INVESTOR QUESTIONNAIRE

This Questionnaire is being distributed to the undersigned investor (the “Investor”) by Vaccinogen, Inc., a Maryland corporation (the “Issuer”) in connection with the Subscription Agreement of the Investor to which this Questionnaire is a part (the “Subscription Agreement”), to enable the Issuer to determine whether the Investor is qualified to invest in the Securities (as defined in the Subscription Agreement). To be qualified to invest in the Securities, the Investor must be an “Accredited Investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”)).

The Issuer will rely upon the accuracy and completeness of the information provided in this Questionnaire in establishing that the issuance of the Securities is exempt from the registration requirements of the Securities Act.

ACCORDINGLY, THE INVESTOR IS OBLIGATED TO READ THIS QUESTIONNAIRE CAREFULLY AND TO ANSWER THE ITEMS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Investor understands and agrees that the Issuer may present, upon giving prior notice to the Investor, this Questionnaire to such parties as the Issuer deems appropriate if called upon to establish that the issuance of the Securities (i) is exempt from the registration requirements of the Securities Act or (ii) meets the requirements of applicable state securities laws; provided, however, that the Issuer need not give prior notice to the Investor of its presentation of this Questionnaire to the Issuer’s regularly employed legal, accounting and financial advisors.

The Investor understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of the Securities. The Investor also understands that the Investor may be required to furnish additional information.

PLEASE NOTE THE FOLLOWING INSTRUCTIONS BEFORE COMPLETING THIS INVESTOR QUESTIONNAIRE.

Unless instructed otherwise, the Investor should answer each question on the Questionnaire. If the answer to a particular question is “None” or “Not Applicable,” please so state. If the Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon. Persons having questions concerning any of the information requested in this Questionnaire should consult with their purchaser representative or representatives, lawyer, accountant or broker or may call Amanda C. E. Knab, Esq., Venable LLP, at 410.244.6514.

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1. General Information

Name of Entity: Dolphin Offshore Partners, L.P.

Address of Principal Office: 4828 First Coast Hwy., Suite 5

Fernandina Beach, FL 32034

Type of Organization: Limited Partnership

Date and State of Organization: July 21, 1989 Delaware

 2. Accredited Investor Status

To be qualified to invest in the Securities, the Investor must be an Accredited Investor.

Please check the appropriate description which applies to you.

(a) ____________ A bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

(b) ____________ A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

(c) ____________ An insurance company, as defined in Section 2(13) of the Securities Act.

(d) ____________ An investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

(e) ____________ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

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(f) ____________ A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

(g) ____________ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(h) ____________ A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(i) ____________ A corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

(j) _____________ A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

(k) _____________ An entity in which all of the equity owners are accredited investors and meet the criteria listed in Part I, Item 2 of this Questionnaire.

3. Representations

The undersigned entity represents that:

(a) The entity understands that the Issuer will rely upon the completeness and accuracy of the entity’s responses to the questions in this Questionnaire in establishing that the contemplated transactions are exempt from the Securities Act, and hereby affirms that all such responses are accurate and complete. The entity will notify the Issuer immediately of any changes in any of such information occurring prior to the acceptance of its subscription.

(b) The entity is not a retirement plan, employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the IRS Code (or an entity whose assets are deemed to include assets of those plans under the Department of Labor’s “plan asset regulation”), a corporate pension and profit-sharing plan, a “simplified employee pension plan,” a “Keogh” plan, an Individual Retirement Account,  or retirement or employee benefit plan not subject to ERISA.

[SIGNATURE PAGE FOLLOWS]

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Individual ________________________ Name ________________________ Signature Date:___________________
Partnership, Corporation or Other Entity Dolphin Offshore Partners, L.P. Print or Type Name By:___________________________ Name: Peter E. Salas Title: General Partner Date:_________________________

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